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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                           Date of Report: May 1, 2003


                 (Date of earliest event reported: May 1, 2003)


                                  DynTek, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                     1-11568                  95-4228470
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(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)           File Number)           Identification No.)





18881 Von Karman Avenue, Suite 250, Irvine, CA                       92612
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(Address of principal executive offices)                           (Zip Code)





Registrant's telephone number, including area code (949) 798-7200





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Item 4.       Changes in Registrant's Certifying Accountant.

         On May 1, 2003 DynTek, Inc. (the "Registrant") dismissed Grassi & Co. CPAs, P.C. ("Grassi & Co.") and appointed Marcum & Kliegman LLP as its certifying accountants for the year ending June 30, 2003. This change was recommended and approved by the Audit Committee of the Registrant's Board of Directors.

         Grassi & Co. was previously engaged as the Registrant's certifying accountant for the preparation of a report on the Registrant's financial statements for the year ended June 30, 2002, and was not engaged as the Registrant's certifying accountant for any prior years. For periods prior to the fiscal year ended June 30, 2002, the Registrant's certifying accountants were Feldman Sherb & Co., P.C., which firm merged into Grassi & Co. with Grassi & Co. being the successor firm subsequent to such firm's delivery of the audit report for the Registrant's fiscal year ended June 30, 2001. The Registrant does not regard the merger of Feldman Sherb & Co., P.C. with Grassi &Co., as a change of accountants since Grassi & Co. was the successor firm and the accountants and related staff that provided accounting services to the Registrant at Feldman Sherb & Co. P.C. continued to provide those same services for the Registrant following the merger into Grassi & Co., . As a result, prior disclosure under
Item 304 of Regulation S-K was not required with respect to that merger. Except as described in the following sentence, neither Feldman Sherb & Co., P.C.'s nor Grassi & Co.'s reports on the Registrant's financial statements for the years ended June 30, 2001 or June 30, 2002, respectively, contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. The report of Grassi & Co. on the financial statements of the Registrant for the fiscal years ended June 30, 2002 and 2001 does, however, contain an expression of substantial doubt regarding the Registrant's ability to continue as a going concern. During the years ended June 30, 2001 and 2002 and the subsequent interim period through May 1, 2003, there were no disagreements with Feldman Sherb & Co., P.C. or Grassi & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Feldman Sherb & Co., P.C. or Grassi & Co., respectively, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         No statements are required to be made pursuant to Item 304(a)(2) of regulation S-K with respect to the engagement of Marcum & Kliegman LLP as the Registrant's new certifying accountant for the year ending June 30, 2003.

         The Registrant has requested that Grassi & Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. Grassi & Co., has furnished the Registrant with the requested letter, a copy of which letter as attached to this Report on Form 8-K/A as Exhibit 16.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

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(c)      Exhibits



              Exhibit 16. Letter from Grassi & Co., CPAs, P.C., dated May 23, 2003.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     May 27, 2003                              DYNTEK, INC.



                                   By: /s/ James Linesch
                                      ------------------------------------------
                                       James Linesch, Chief Financial Officer